                                                                       Exhibit 1





                                                                March __, 1994


BEAR, STEARNS & CO. INC.
245 Park Avenue
New York, New York 10167

Ladies and Gentlemen:


                Twenty-four Owner Trusts (the "Owner Trusts"), each established pursuant to a trust agreement (each, a "Trust Agreement"), between an owner trustee named therein ("Owner Trustee") acting thereunder not in its individual capacity but solely as trustee, and the owner participant named therein (the "Owner Participant"), have each acquired from Kmart Corporation, a Michigan corporation (the "Company"), one of 24 properties (the "Properties"), including title to the improvements thereon and consisting of 30-year estates for years in 22 of the Properties (collectively, the "Fee Estates") and leasehold estates (collectively, the "Leasehold Estates") of at least 25 years each in the remaining two Properties. Each of the Owner Trusts has leased each of the Fee Estates and has sublet each of the Leasehold Estates (and the improvements thereon) back to the Company pursuant to individual net leases (the "Leases"), each having an interim term from December 27, 1993, to December 31, 1993, a base term of 25 years which commenced on January 1, 1994, with options to renew.



                 The Company has sold a remainder interest in each of the Fee Estates, commencing upon the expiration of the estates for years, to FGHK, Ltd., A Wyoming Limited Liability Company (the "Remainder Purchaser"). In consideration of a cash payment, the Remainder Purchaser has granted to the applicable Owner Trusts options to lease the related Fee Estates from the Remainder Purchaser, upon the expiration of the estates for years, pursuant to separate Option Agreements, as defined in the Note Indentures (each, an "Option Agreement").



                In an interim financing, which closed on December 27, 1993, each Owner Trust issued three notes (collectively, the "Initial Notes") evidencing the debt of the Owner Trust with respect to the purchase of the related Property to Bankers Trust. The Initial

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Notes relating to each Property are governed by one of 24 Trust
Indenture, Assignment of Lease and Rents and Security Agreements (each, an "Initial Note Indenture") dated as of December 15, 1993, between the appropriate Owner Trustee and The Bank of New York, a New York banking corporation, as trustee (in such capacity, the "Note Trustee"). As security for such Notes, the appropriate Owner Trustee assigned or pledged to the Note Trustee, among other things, (a) an assignment of its rights under the Leases and (b) an individual first mortgage on each Property (the "Mortgages").


                The Initial Notes will be transferred to the Issuer on March __, 1994 (the "Closing Date") in connection with the termination of the interim financing. The Initial Notes will thereupon be amended (the Initial Notes, as so amended, the "Notes"), and the Initial Note Indentures concurrently will be amended and restated (the Initial Note Indentures, as so amended and restated, the "Note Indentures").



        On the Closing Date, the Issuer will pledge the Notes and will assign certain of its interests in the Note Indentures to The Bank of New York, as trustee (the "Bond Trustee"), pursuant to a collateral trust indenture dated as of March __, 1994 (the "Bond Indenture"), between the Issuer, as holder of the Notes, and the Bond Trustee. Pursuant to the Bond Indenture, the Bond Trustee
will issue ___% Secured Lease Bonds Series A and Series AR, due     (the
"Series A Bonds" and the "Series AR Bonds", respectively), __% Secured Lease
Bonds Series B and Series BR, due     (the "Series B Bonds" and the "Series BR
Bonds", respectively), and ___% Secured Lease Bonds Series C and Series CR, due (the "Series C Bonds" and the "Series CR Bonds", respectively).


                 The Issuer agrees to sell to you, as underwriter (the "Underwriter") the Series A Bonds, Series B Bonds and Series C Bonds (collectively, the "Offered Bonds"), pursuant to the terms and conditions of this Underwriting Agreement.


                 The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-50297) for the registration of the Bonds under the Securities Act of 1933, as amended (the "Securities Act") containing a preliminary prospectus relating to the Offered Bonds, has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement, as at any time so amended, and the prospectus constituting a part thereof (including in each case all documents incorporated therein by reference and the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the Securities Act (the "Securities Act Regulations"), as from time to time amended or supplemented pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Securities Act, are hereinafter referred to as the "Registration Statement" and the "Prospectus", respectively, except that if any revised prospectus shall be provided to the Underwriter by the Company for use in connection with the offering of the Offered Bonds that differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be





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filed by the Company pursuant to Rule 424(b) of the Securities Act
Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriter for such use.

                 SECTION 1. Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Issuer agrees to sell the Offered Bonds to the Underwriter, and the Underwriter shall purchase the Offered Bonds from the Issuer, at the time and place herein specified, at the respective prices (expressed as a percentage of the principal amount) indicated below for each series:

                 Series A Bonds   Price:  ________%

                 Series B Bonds   Price:  ________%

                 Series C Bonds   Price:  ________%

                 SECTION 2. Representations and Warranties of the Company and the Issuer. (a) The Company represents and warrants to the Underwriter and the Issuer as of the date hereof and as of the date of the Prospectus (such later date being hereinafter referred to as the "Representation Date") that:


             (i) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Michigan and has the necessary corporate power and authority to conduct the business that is described in the Prospectus and to own and operate the properties owned and operated by it and is qualified as a foreign corporation in good standing in each state where it owns property or conducts business, except where the failure to so qualify would not have a material adverse effect on the financial condition of the Company.



             (ii) The Registration Statement and the Prospectus, at the time the Registration Statement became effective and as of the Representation Date, complied, and will comply, in all material respects with the requirements of the Securities Act, the Securities Act Regulations and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The Registration Statement, at the time the Registration Statement became effective and as of the Representation Date, did not, and will not, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.
         The Prospectus, at the time the Registration Statement became effective and as of the Representation Date, did not, and will not, contain





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         any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in writing by or on behalf of the Underwriter expressly for use in the Registration Statement or the Prospectus, or to that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the Trust Indenture Act (Form T-1) of the Trustee, that part of the Registration Statement contained under the headings "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS" and
          "SUMMARY-Certain Federal Income Tax Considerations", that part of the Registration Statement under the heading "ERISA CONSIDERATIONS"
         [or that part of the Registration Statement under the heading "APPRAISALS"].


            (iii) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus, complied and will comply, when so filed, in all material respects with the Exchange Act and the rules and regulations promulgated by the Commission thereunder and, when read together and with the other information in the Prospectus, at the time the Registration Statement became effective and at the time any amendments thereto become effective or hereafter during the period referred to in Section 6(v) hereof, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             (iv) At the Closing Date, the Bond Indenture will be duly qualified under, and will conform in all material respects with, the requirements of the Trust Indenture Act and the rules and regulations thereunder.

             (v) The issuance and sale of the Bonds and the fulfillment of the terms of this Underwriting Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, any financing agreement or instrument to which the Company is now a party.

             (vi) Since the respective dates as of which information is given in the Registration Statement and in the Prospectus, except as otherwise stated therein or contemplated thereby, there has been no material adverse change in the condition, financial or otherwise, results of operations or general affairs of the Company and its subsidiaries taken as a whole or in the earnings, business affairs or prospects of





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         the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business.


                (vii) The execution and delivery by the Company of this Underwriting Agreement, the ground leases with respect to the Leasehold Estates (the "Ground Leases"), the Agreement for Sale of Real Estate among the Company, the Owner Participant, the Owner Trustee, the Remainder Owner Trustee and the Remainder Purchaser
         (the "Purchase Agreement"), the Leases, and the Three Party Agreements among the Company, the appropriate Owner Trust and the Remainder Purchaser (the "Three Party Agreements") (collectively, the "Lessee Documents"), the consummation by the Company of the transactions contemplated herein and therein, and the compliance by the Company with the terms hereof and thereof do not and will not conflict with, or result in a breach of any of, the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws, as amended, of the Company or any material indenture, mortgage or other agreement or instrument to which the Company is a party or by which any of its properties is bound.


            (viii) The Lessee Documents have each been duly authorized by the Company and, when duly executed and delivered by the Company, will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The Lessee Documents will conform in all material respects to the forms thereof contained in the Registration Statement and the descriptions thereof in the Prospectus.


            (ix) Price Waterhouse, who reported on the annual consolidated financial statements of the Company incorporated by reference in the Prospectus, are independent auditors as required by the Securities Act and the Securities Act Regulations.

                 (b) The Issuer represents and warrants to the Underwriter and the Company as of the date hereof and as of the Representation Date that:


            (i) The Issuer is duly organized and validly existing as a corporation in good standing under the laws of the State of New York and has the necessary corporate power and authority to conduct the business that is described in the Prospectus and is qualified as a foreign corporation in good standing in each state where it conducts business, except





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         where the failure to so qualify would not have a material adverse effect on the financial condition or business of the Issuer.

                 (ii) The issuance and sale of the Bonds and the fulfillment of the terms of this Underwriting Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, any financing agreement or instrument to which the Issuer is now a party.

                 (iii) The execution and delivery by the Issuer of this Underwriting Agreement, the Bond Indenture, the pledge of the notes and the Beneficial Interest Assignment Agreement (collectively, the
         "Issuer Documents"), the consummation by the Issuer of the transactions contemplated herein and therein, and the compliance by the Issuer with the terms hereof and thereof do not and will not conflict with, or result in a breach of any of, the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws, as amended, of the Issuer or any material indenture, mortgage or other agreement or instrument to which the Issuer is a party.


                (iv) Assuming that all actions that are required to be taken in respect of the Bonds and the Bond Indenture under the Securities Act, the Exchange Act and the Trust Indenture Act have been taken and are in effect, the Bonds have been duly and validly authorized, and, when executed and authenticated by the Bond Trustee in accordance with the Bond Indenture and delivered to and paid for by Bear, Stearns and Co. Inc., in its capacity as Underwriter, will constitute legal, valid and binding obligations of the Issuer, enforceable in accordance with their terms and will be secured by the lien of and entitled to the benefits provided by the Bond Indenture.



                 SECTION 3. Offering. The Company is advised by the Underwriter that it proposes to make a public offering of the Offered Bonds of each series as soon after the Closing Date as in its judgment is advisable.
The Company and the Issuer are further advised by the Underwriter that the Offered Bonds will be offered to the public at the respective public offering prices set forth below (expressed as percentages of the principal amount of the respective series of the Bonds). The Offered Bonds may also be offered to certain dealers selected by the Underwriter at prices that represent concessions under the public offering prices, and the Underwriter may allow, and such dealers may reallow, concessions, not in excess of the amounts indicated below (expressed as percentages of the principal amount of the respective series of the Bonds):





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
                             Public Offering
                                 Price                       Concession                 Reallowance
                             ---------------                 ----------                 -----------
 Series A Bonds                 ________%                       ___%                       ___%

 Series B Bonds                 ________%                       ___%                       ___%

 Series C Bonds                 ________%                       ___%                       ___%

                 SECTION 4. Time and Place of Closing. Delivery of the Offered Bonds and payment of the purchase price therefor by wire transfer of, or check or checks payable in immediately available funds, shall be made at the offices of Brown & Wood, One World Trade Center, New York, New York, at 10:00 A.M., New York time, on the Closing Date, or at such other time on the same or such other day as shall be agreed upon by the Company, the Issuer and the Underwriter herein.


                 SECTION 5. Book-Entry Certificates; Inspection. The Offered Bonds to be purchased by the Underwriter hereunder initially will be issued in book-entry form and registered in the name of Cede & Co., as nominee for the Depository Trust Company ("DTC") and shall be delivered by or on behalf of the Issuer to the Underwriter against payment by the Underwriter of the respective purchase prices therefor. The Issuer agrees to make such Offered Bonds available to the Underwriter for inspection not later than 2:30 P.M., New York time, on the last business day preceding the Closing Date at such place as may be agreed upon between the Underwriter, the Issuer and the Company, or at such other time and/or date as may be agreed upon between the Underwriter, the Issuer and the Company.


                 SECTION 6. Covenants of the Company and the Issuer. (a) The Company covenants and agrees with the Underwriter and the Issuer that:

                 (i) If, at any time from the date of this Underwriting Agreement through the completion of the offering and initial resale of the Offered Bonds by the Underwriter, any event occurs as a result of which the Prospectus would include any untrue statement of a material fact with respect to the Company or omit to state any material fact with respect to the Company necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will promptly notify the Underwriter of such occurrence and provide the Underwriter with all information necessary or desirable in connection with the preparation of an amendment or supplement to the Prospectus to correct any such statement or omission.

                 (ii) Not later than the Closing Date, the Company will deliver to the Underwriter and the Issuer a copy of the





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         Registration Statement as originally filed electronically in compliance with Regulation S-T of the Securities Act and of all amendments or supplements thereto relating to the Offered Bonds, or conformed copies thereof.

            (iii) The Company will deliver to the Underwriter as many copies of the Prospectus (and any amendments, supplements or documents incorporated by reference thereto) as the Underwriter may reasonably request.

            (iv) The Company will cause the Prospectus to be filed with the Commission and will advise the Underwriter promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.


            (v) During such period of time after the date of the Prospectus as the Underwriter is required by law to deliver a prospectus, if any event relating to or affecting the Company shall occur, that in the Company's or the Underwriter's opinion should be set forth in a supplement or amendment to the Prospectus in order to make the Prospectus not misleading in the light of existing circumstances when delivered to a purchaser of the Bonds, the Company will amend or supplement, or cause to be amended or supplemented, the Prospectus by either (A) preparing and filing with the Commission and furnishing to the Underwriter a reasonable number of copies of a supplement or supplements or any amendments to the Prospectus or (B) making an appropriate filing pursuant to Section 13 or 14 of the Exchange Act, that will supplement or amend the Prospectus, so that the Prospectus, as so supplemented or amended, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. Unless such event relates solely to the activities of the Underwriter (in which case the Underwriter shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this paragraph shall be borne by the Company until the expiration of nine months from the initial effective date of the Registration Statement and such expenses shall be borne by the Underwriter thereafter.


            (vi)  Before amending or supplementing the Registration
         Statement or the Prospectus with respect to the Offered Bonds, the Company will furnish to the Underwriter and the Issuer a copy of each such proposed amendment or supplement.





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
                 (vii) Prior to the Closing Date, the Company will furnish such information as may be lawfully required and otherwise cooperate in qualifying the Offered Bonds for offer and sale under the "blue-sky" laws of such jurisdictions as the Underwriter may reasonably designate; provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities in such jurisdictions, to file any consents to service of process under the laws of any such jurisdiction or to meet any other requirements reasonably deemed by it to be unduly burdensome.

         (b) The Company and the Issuer covenant and agree with the Underwriter that:

                 (i) The Company and the Issuer will, except as herein provided, initially pay or cause to be paid all expenses and taxes (except transfer taxes) in connection with (A) the preparation and filing of the Registration Statement (excluding the fees and expenses of the Underwriter's counsel), (B) the printing, issuance and delivery of the Offered Bonds and the preparation, execution, printing and recordation of the Note Indentures and the Bond Indenture, (C) legal fees and expenses relating to the qualification of the Bonds under the "blue-sky" laws of various jurisdictions and the determination of the eligibility of the Offered Bonds for investment under the laws of various jurisdictions in an amount not to exceed $15,000, (D) the printing and delivery to the Underwriter of reasonable quantities of copies of the Registration Statement, the Preliminary Blue Sky Survey and the Prospectus and any amendment or supplement thereto, except as otherwise provided in paragraph (a)(v) of this Section 6 and (E) fees of the rating agencies in connection with the rating of the Offered Bonds. Except as provided above [and in the side letter], neither the Issuer nor the Company shall be required to pay any amount for any expenses of the Underwriter. Neither the Company nor the Issuer shall in any event be liable to the Underwriter for damages on account of loss of anticipated profits.


         (c) The Issuer covenants and agrees with the Underwriter and the Company that:


                 (i) The Issuer will promptly effect or cause to be effected all requisite recordings and filings of the Note Indentures, the Bond Indenture and any other documents required to be filed or recorded to preserve the liens of such indentures on all the property described therein, and will provide the Underwriter with an opinion of counsel, addressed to the Issuer, that such recordings and filings





                                          9
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         have been duly made, with any required fees and expenses to be paid by the Company.


                 SECTION 7. Conditions of Underwriter's Obligations. The obligations of the Underwriter to purchase and pay for the Offered Bonds shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties of the Company and the Issuer contained herein, to the performance by the Company and the Issuer of their respective covenants and obligations hereunder, and subject to the additional following conditions:


         (a) The Prospectus shall have been filed with the Commission prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be approved by the Underwriter.



         (b) The Registration Statement shall have become effective, and the Company shall have received notice thereof not later than 10:00 P.M., New York time, on the date of this Underwriting Agreement, or at such other time and date as the Underwriter and the Company shall agree and no stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date; no proceedings for such purpose shall be pending before, or, to the knowledge of the Company or the Underwriter, threatened by, the Commission on the Closing Date; and the Underwriter shall have received a certificate of the Company, dated the Closing Date and signed by the Chairman, President, Chief Financial Officer or the Treasurer of the Company, to the effect that no such stop order has been issued or is in effect and that no proceedings for such purpose are pending before, or, to the knowledge of the Company, threatened by, the Commission.



         (c) The Underwriter shall have received evidence satisfactory to it that Bankers Trust has transferred the Initial Notes to the Issuer and has released all of its interests (including any security interest) in, to and under the Initial Notes, the Initial Note Indentures and any related assignments executed in connection with the interim financing;




        (d) The Underwriter shall have received a certificate of the President, Vice President or Treasurer of the Company to the effect that with respect to each Property, [to the knowledge of such officer no event has occurred from [time] which might have had a material adverse effect on the value of such Property or the business conducted thereon];



        (e) Recorded copies of the Mortgages and the Assignments of Rights shall have been made available to the Underwriter for inspection reasonably in advance of the Closing Date;



        (f)  At the Closing Date, the Underwriter shall have received:




                 (i) The favorable opinions, dated as of the Closing Date, of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel to the Company, and in-house counsel to the Company in form and substance satisfactory to counsel for the Underwriter, to the effect that:



                          (A) The Company is a corporation duly organized and
                 validly existing as a corporation in good standing under the laws of the State of Michigan.



                          (B) The Company is duly authorized by its Articles of
                 Incorporation, as amended, to conduct the business that it is described in the Prospectus as conducting.






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                          (C)  Each of the Lessee Documents conforms to the
                 descriptions thereof contained in the Registration Statement.



                        (D) The Lessee Documents have each been duly authorized, executed and delivered by the Company and each constitutes the valid and binding agreement of the Company, enforceable against it in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting enforcement of creditors' rights generally, and such other matters, if any, as may be set forth in the opinions of local counsel referred to below.



                          (E) The Bond Indenture is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to such counsel's knowledge, threatened by the Commission.



                          (F) Except as to the financial statements and other financial or statistical data contained or incorporated by reference therein and in the statement of eligibility and qualification under the Trust Indenture Act (Form T-1) of the Trustee (the "T-1") and the sections contained in the Registration Statement and Prospectus under the headings "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS", "SUMMARY-Certain Federal Income Tax Considerations", "ERISA CONSIDERATIONS" [and "APPRAISALS"], upon which such counsel is not required to state a belief, the Registration Statement, at the time it became effective, and the Prospectus complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the parts of the Registration Statement that constitute the statements of eligibility and qualification of the trustee under the Bond Indenture, upon which such counsel need not opine) the Trust Indenture Act, and the applicable instructions, rules and regulations promulgated by the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations promulgated by the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become and is effective under the Securities Act; and, to the





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                 best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order with respect thereto are pending or threatened under Section 8(d) of the Securities Act.



                          (G) To the best of such counsel's knowledge, no further approval, authorization, consent or other order of any governmental body (other than in connection or compliance with the provisions of the securities or blue-sky laws of any jurisdiction) is legally required to permit the execution, delivery and performance by the Company of the Lessee Documents and this Underwriting Agreement.



                        (H) The issuance and sale of the Offered Bonds and the execution, delivery and performance by the Company of each of the Lessee Documents and this Underwriting Agreement (1) will not violate any provision of the Company's Articles of Incorporation or By-laws, each as amended, (2) will not, to such counsel's knowledge, violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Note Indentures or Bond Indenture and the related assignments) any of the assets of the Company pursuant to the provision of any mortgage, indenture, contract, agreement or other undertaking to which the Company is a party or that purports to be binding upon the Company or upon any of its assets that is filed by the Company with the Commission pursuant to the Exchange Act and (3) to such counsel's knowledge will not violate any provision of any state law or regulation applicable to the Company (other than state securities or blue-sky laws, upon which such counsel need not pass) or, to the best of such counsel's knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company.


                 Such opinion may state that in passing upon the forms of the Registration Statement and the Prospectus, such counsel assumes the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and any representations of the Company contained in this Underwriting Agreement and that they take no responsibility therefor. The opinion should also state that, in connection with the preparation of the Registration Statement and the Prospectus, such counsel has had discussions with certain of the Company's officers and representatives, with other counsel for the Company, with Price Waterhouse, the independent certified public accountants who audited certain of the financial statements incorporated by reference in the Registration Statement, and with the Underwriter's representatives, and that such counsel's examination of the Registration Statement and the Prospectus and its discussions did not disclose to them any information that gives them reason to believe that, at the effective date of the Registration Statement, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Prospectus, as of the date thereof and the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need not express any belief or opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus, applicable antitrust laws, the T-1 or the sections of the Prospectus under the headings "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS", "SUMMARY-Certain Federal Income Tax Considerations", "ERISA CONSIDERATIONS" [and "APPRAISALS"].



                 (ii) The favorable opinion, dated as of the Closing Date, of counsel acceptable to the Underwriter, the Issuer and the Company in form and substance satisfactory to such parties to the effect that:



                          (A) The statements and legal conclusions contained in the Prospectus under the captions "CERTAIN FEDERAL
                 INCOME TAX CONSIDERATIONS" and "SUMMARY - Certain Federal Income Tax Considerations" are correct, and the discussion thereunder does not omit any considerations that are material to holders of the Offered Bonds with respect to the matters covered.



                        (B) If (1) the Company, each Owner Trustee, the Issuer, the Bond Trustee, the Note Trustee, the Tax Administrator, and the other parties to the issuance transaction comply with all of the provisions of the Bond Indenture, the Note Indentures, the Mortgages and the other documents to be prepared and executed in connection with such transaction, (2) the Bonds are issued and sold as described in the Registration Statement and (3) an election is properly made and filed for the Pool A Asset Group, the Pool B Asset Group and the Pool C Asset Group (as defined in the Bond Indenture) to be treated as separate REMICs pursuant to section 860D of the Code, each such Asset Group will qualify as a REMIC, and the Series A Bonds, the Series B Bonds, and the Series C Bonds will be considered to be "regular interests" in the related REMICs, on the date of issuance thereof and thereafter, assuming continuing compliance with the REMIC provisions of the Code and any regulations thereunder.



                 (iii) The favorable opinion, dated as of the Closing Date, of Day, Berry & Howard, special counsel for the Issuer, in form and substance satisfactory to counsel for the Underwriter, to the effect that:



                          (A) The Issuer is a corporation duly incorporated and validly existing in good standing under the laws of the State of New York.



                          (B) The Issuer Documents have been duly authorized, executed and delivered by the Issuer.



                          (C) The Offered Bonds and the Issuer Documents conform in all material respects with the statements concerning them made in the Prospectus.



                          (D) The Offered Bonds have been duly authorized, executed and delivered by the Issuer.



                 (iv) The favorable opinion, dated as of the Closing Date, of Emmet, Marvin & Martin, counsel for the Note Trustee, in form and substance satisfactory to counsel for the Underwriter, to the effect that:



                          (A) The Note Trustee, at the time of its execution and delivery of the Note Indentures, had full power and authority to execute and deliver the Note Indentures and has full power and authority to perform its obligations thereunder.



                          (B) Each of the Note Indentures has been duly and validly authorized, executed and delivered by the Note Trustee and, assuming due authorization, execution and delivery thereof by the appropriate Owner Trustee, constitutes the valid and binding obligation of the Note Trustee enforceable against the Note Trustee in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights or by general principles of equity.



                          (C) To the best of such counsel's knowledge, there are no actions, proceedings or investigations pending or threatened against or affecting the Note Trustee before or by any court, arbitrator, administrative agency or other governmental authority that, if adversely decided, would materially and adversely affect the ability of the Note Trustee to carry out the transactions contemplated in the Note Indentures.



                          (D) No consent, approval or authorization of, or registration, declaration or filing with, any court or governmental agency or body of the United States of America or any state thereof was or is required for the execution, delivery or performance by the Note Trustee of the Note Indentures.



                 (v) The favorable opinion, dated as of the Closing Date, of Emmet, Marvin & Martin, counsel for the Bond Trustee, in form and substance satisfactory to counsel for the Underwriter, to the effect that:



                          (A) The Bond Trustee, at the time of its execution and delivery of the Bond Indenture, had full power and authority to execute and deliver the Bond Indenture and has full power and authority to perform its obligations thereunder.



                          (B) The Bond Indenture has been duly and validly authorized, executed and delivered by the Bond Trustee and, assuming due authorization, execution and delivery thereof by the Issuer, constitutes the valid and binding obligation of the Bond Trustee enforceable against the Bond Trustee in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights or by general principles of equity.



                          (C) To the best of such counsel's knowledge, there are no actions, proceedings or investigations pending or threatened against or affecting the Bond Trustee before or by any court, arbitrator, administrative agency or other governmental authority that, if adversely decided, would materially and adversely affect the ability of the Bond Trustee to carry out the transactions contemplated in the Bond Indenture.



                          (D) No consent, approval or authorization of, or registration, declaration or filing with, any court or governmental agency or body of the United States of America or any state thereof was or is required for the execution, delivery or performance by the Bond Trustee of the Bond Indenture.

                 (vi) The favorable opinion, dated as of the Closing Date, of counsel for each Owner Trustee acceptable to the Underwriter, the Issuer and the Company, in form and substance satisfactory to such parties to the effect that:



                          (A) The Owner Trustee has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the United States.



                          (B) The Owner Trustee has full corporate trust power and authority to enter into and perform its obligations under the Trust Agreements and, on behalf of the Owner Trusts, the obligations under the Mortgages, Leases and each First Amendment to Lease, Purchase Agreement, each Three Party Agreement, each Option Agreement, Note Indentures, each Assignment of Rights, each First Amendment to Assignment of Rights, Master Indemnification Agreement and the First Amendment to Master Indemnification Agreement and any related consent (the "Owner Trust Documents").



                          (C)  The execution and delivery of the Trust
                 Agreements and, on behalf of the Owner Trusts, of the Owner Trust Documents and the performance by the Owner Trustee of its obligations under the Trust Agreements and the Owner Trust Documents, have been duly authorized by all necessary corporate action of the Owner Trustee, and each has been duly executed and delivered by the Owner Trustee.



                          (D) The Trust Agreements and the Owner Trust Documents constitute valid and binding agreements of the Owner Trustee, enforceable against the Owner Trustee in accordance with their terms, subject, as to enforcement of remedies, (1) to applicable bankruptcy, insolvency, reorganization, and other similar laws affecting the rights of creditors generally and (2) to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).



                          (E) The execution and delivery by the Owner Trustee of the Trust Agreements and the Owner Trust Documents, on behalf of the Owner Trusts, do not require any consent, approval or authorization of, or any registration or filing with, any state or United States Federal governmental authority having jurisdiction over the trust power of the Owner Trustee, other than those consents, approvals or authorizations as have been obtained and the filing of the Certificate of Trust with the Secretary of State of the State of New York.



                          (F) The execution and delivery by the Owner Trustee of the Trust Agreements and, on behalf of the Owner Trusts, the Owner Trust Documents, and the performance by the Owner Trustee of its obligations thereunder do not conflict with, result in a breach or violation of or constitute a default under, the Articles of Association or By-laws of the Owner Trustee.


                          (G) The trusts created by the Trust Agreements have been duly created and are validly existing.



                          (H) The Trust Agreements authorize the Owner Trusts to execute and deliver the Owner Trust Documents, to issue the Notes and to assign the Mortgages and certain rights in the Leases to the Note Trustee.



                          (I) The Notes have been duly and validly authorized, executed and issued by the Owner Trusts and when delivered to the Issuer, the Notes have been validly issued and are entitled to the benefits of the Note Indentures.



                          (J) Neither the Company nor the Owner Participant shall have any right to obtain possession of, or otherwise any legal or equitable remedies with respect to, the property of the Owner Trusts.



                 (vii) The favorable opinion, dated as of the Closing Date, of Day, Berry & Howard, counsel for the Remainder Purchaser, in form and substance satisfactory to counsel for the Underwriter, to the effect that:



                          (A) The Remainder Purchaser, at the time of its execution and delivery of the Three Party Agreements and the Option Agreements, had full power and authority to execute and deliver the Three Party Agreements and the Option Agreements and has full power and authority to perform its obligations thereunder.



                          (B) Each of the Three Party Agreements and the Option Agreements has been duly and validly authorized, executed and delivered by the Remainder Purchaser and each constitutes the valid and binding obligation of the Remainder Purchaser enforceable against the Remainder Purchaser in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general principles of equity.



                          (C) To the best of such counsel's knowledge, there are no actions, proceedings or investigations pending or threatened against or affecting the Remainder Purchaser before or by any court, arbitrator, administrative agency or other governmental authority that, if adversely decided, would materially and adversely affect the ability of the Remainder Purchaser to carry out the transactions contemplated in the Three
                 Party Agreement and the Option Agreements.


                          (D) No consent, approval or authorization of, or registration, declaration or filing with, any court or governmental agency or body of the United States of America or any state thereof was or is required for the execution, delivery or performance by the Remainder Purchaser of the Three Party Agreements and the Option Agreements.



                (viii) Opinions of local counsel acceptable to the Rating Agencies, dated as of the Closing Date, in each jurisdiction in which a Property is located, substantially in the form attached hereto as Exhibit A.



                 (ix) Such other opinions, dated as of the Closing Date, of any of the aforenamed counsel and addressed to the Underwriter, on such matters as the Underwriter may reasonably request, in form and substance satisfactory to counsel for the Underwriter.



         (g) At the Closing Date, the Underwriter shall have received an opinion from its counsel, Brown & Wood, in a form acceptable to the Underwriter. Such opinion may state that in passing upon the forms of the Registration Statement and the Prospectus, such counsel assumes the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and any representations of the Company contained in this Underwriting Agreement and that they take no responsibility therefor. The opinion should also state that, in connection with the preparation of the Registration Statement and the Prospectus, such counsel has had discussions with certain of the Company's officers and representatives, with counsel for the Company, with Price Waterhouse, the independent certified public accountants who audited certain of the financial statements incorporated by reference in the Registration Statement, and with the Underwriter's representatives, and that such counsel's examination of the Registration Statement and the Prospectus and its discussions did not disclose to them any information that gives them reason to believe that, at the effective date of the Registration Statement, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or that the Prospectus, as of the date thereof and the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need not express any belief or opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus or the section of the Prospectus under the headings "SUMMARY-Certain Federal Income

Tax Considerations" and "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS".



         (h)  On or prior to the effective date of this Underwriting
Agreement, the Underwriter shall have received from Price Waterhouse a letter dated the date of the Prospectus, substantially in the form of the draft letter previously delivered to the Underwriter.



        (i) At the Closing Date, the Underwriter shall have received certificates from the Company and the Issuer dated the Closing Date and signed by the respective President, Chief Financial Officer or Treasurer thereof to the effect that (i) the representations and warranties of the Company or the Issuer, as appropriate, contained herein are true and correct and (ii) the Company or the Issuer, as applicable, has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by such entity at or prior to the Closing Date.



         (j) At the Closing Date, there shall not have been, since the respective dates as of which the related information is given in the Registration Statement and the Prospectus, except as otherwise provided therein or contemplated thereby, any material adverse change in the condition, financial or otherwise, of the Company, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of one of the officers of the Company, referred to in the previous paragraph dated as of the Closing Date, to the effect that there has been no such material adverse change and that since the most recent date as of which information is given in the Prospectus, as amended or supplemented, there has been no material adverse change in the business, property or financial condition of the respective entity, and there has not been any material transaction entered into by such entity, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by the Prospectus, as amended or supplemented.



         (k) Subsequent to the execution and delivery of this Underwriting Agreement and prior to the Closing Date, none of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, a division of McGraw-Hill Inc. ("S&P") or Duff and Phelps Credit Rating Co. ("D&P") shall have downgraded its rating of the Company's taxable debt securities having maturities greater than one year.



         (l) The Underwriter and the Company shall have received duly executed counterparts of each of the Owner Trust Documents.



         (m) Between the date hereof and the Closing Date, no Event of Default (as defined in the Bond Indenture) shall have occurred.

         (n) At the Closing Date, the Issuer shall have received letters from Moody's, S&P and D&P rating the Offered Bonds "A2", "A" and "A", respectively.



         (o) Between the date hereof and the Closing Date, no other event shall have occurred with respect to or otherwise affecting the Company that, in the reasonable opinion of the Underwriter, materially impairs the investment quality of the Offered Bonds.



         (p)  At the Closing Date:







                (i) The Owner Trusts shall have received an original A.L.T.A. Standard Owner's Policy of title insurance and Bankers Trust shall have received an original A.L.T.A. Standard Lender's Policy covering the Properties (or the valid, binding and unconditional commitment therefor), dated as of the respective date of recording, in current form issued to the Owner Trusts and Bankers Trust by a title insurance company satisfactory to counsel to the Underwriter with such reinsurance and endorsements reasonably acceptable to such counsel, together with an assignment of the Lender's Policy from Bankers Trust to the Note Trustee. Such policy shall (A) insure (1) title to the Properties, subject to no liens or encumbrances except Permitted Encumbrances and (2) that any restrictions affecting the Properties have not been violated and that a future violation thereof will not result in a forfeiture or reversion of title, (B) be in an amount at least equal to the aggregate principal amount of the Offered Bonds and (C) be satisfactory in all respects to counsel for the Underwriter.



                 (ii) The Underwriter shall have received copies of all certificates of insurance fulfilling the requirements, if any, set forth in the Leases, together with proof that the premiums therefor have been paid in full.



                 (iii) The Underwriter shall have received a copy of a Phase I environmental report for each Property that is satisfactory in all respects to counsel for the Underwriter.


         All legal matters in connection with the issuance and sale of the Offered Bonds shall be satisfactory in form and substance to Underwriter's counsel.

         The Company will furnish the Underwriter with such conformed copies of such opinions, certificates, letters and documents as may be reasonably requested.

         If any of the conditions specified in this Section shall not have been fulfilled, this Underwriting Agreement may be terminated by the Underwriter upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (a)(v) of Section 6 and in Section 9 hereof.


                 SECTION 8. Conditions of the Company's and the Issuer's Obligations. The respective obligations of the Company and the Issuer hereunder shall be subject to the following conditions:


         (a) The Prospectus shall have been filed with the Commission prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be approved by the Underwriter.



         (b) The Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date.



         (c) Each of the opinions, other than the opinions provided by counsel for the Company or by local counsel, set forth in Section 7 hereof shall have been addressed to the Company or the Company shall have received reliance letters from counsel providing such opinions allowing the Company to rely thereon and each such opinion, other than the opinions provided by counsel for the Issuer, shall have been addressed to the Issuer or the Issuer shall have received reliance letters from counsel providing such opinions allowing the Issuer to rely thereon.



         (d) Officers' certificates from each entity required to submit opinions pursuant to Section 7 hereof shall have been provided to the Company, attesting to (i) the accuracy of all assumptions made by their counsel in such opinions, (ii) the due and valid execution, authorization and delivery and enforceability against such entity of each of the documents to be delivered by such entity and (iii) the due organization or incorporation of such entity under the laws of their respective jurisdictions of incorporation and their good standing in or proper authorization to do business in such jurisdictions.



         In case any of the conditions specified in this Section shall not have been fulfilled, or if any of the transactions contemplated herein as occurring on or before the Closing Date shall not have occurred, this Underwriting Agreement may be terminated by the Company upon notice thereof to the Underwriter. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (a)(v) of Section 6 and in Section 9 hereof.

                 SECTION 9.  Indemnification.


         (a) The Company shall indemnify, defend and hold harmless the Underwriter and the Issuer and each person who controls the Underwriter or the Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an "Indemnified Party") from and against any and all losses, claims, damages or liabilities, joint or several, to which it may become subject under the Securities Act, the Exchange Act or any other statute or common law and shall reimburse each Indemnified Party for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by it in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact and contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or upon an untrue statement or alleged untrue statement of a material fact and contained in the Prospectus, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement described in this subsection shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Indemnified Party specifically for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof or arising out of, or based upon, statements in or omissions from that part of the Registration Statement that shall constitute the statements of eligibility and qualification under the Trust Indenture Act of the Bond Trustee under the Bond Indenture; and provided further that the indemnity agreement described in this subsection shall not inure to the benefit of the Underwriter or of any person controlling the Underwriter on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of Offered Bonds to any person in respect of the Prospectus, as supplemented or amended (excluding however, any document then incorporated or deemed incorporated by reference therein pursuant to Item 12 of Form S-3) furnished by the Underwriter to a person to whom any of the Offered Bonds were sold, insofar as such indemnity relates to any untrue or misleading statement or omission made in the Prospectus but eliminated or remedied prior to the consummation of such sale in the Prospectus, or any amendment or supplement thereto furnished pursuant to
Section 6 hereof, respectively, unless a copy of such amendment or supplement is furnished by such Underwriter to such person (i) with or prior to the written confirmation of the sale involved or (ii) as soon as available after such written confirmation.



        (b) The Underwriter shall indemnify, defend and hold harmless the Company, its directors and officers and each person who controls any of the foregoing within the meaning of Section 15 of the Securities Act and Section 20 of Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, not misleading, or upon an untrue statement or alleged untrue statement of a material fact contained in, the Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, if (but only if) such statement or omission was made in reliance upon and in conformity with information furnished in writing to them or its counsel by the Underwriter or its counsel specifically for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement thereto.



         (c) In case any action shall be brought based upon the Registration Statement or the Prospectus (including amendments or supplements thereto) against any party or parties in respect of which indemnity may be sought pursuant to any of the preceding paragraphs, such party or parties (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party shall have the right to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses. If the indemnifying party shall elect not to assume the defense of any such action, the indemnifying party shall reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by such indemnified party. Such indemnified party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include each of such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party) (plus any local counsel retained by such indemnified party in their reasonable judgment), which firm (or firms), in the case of the Underwriter being the indemnified party, shall be designated in writing by the Underwriter. The indemnified party shall be reimbursed for all such fees and expenses as they are incurred. The indemnifying party shall not be liable for any settlement of any such action effected without its consent, but if any such action is settled with the consent of the indemnifying party or if there shall be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment.



         (d)  If the indemnification provided for under subsection (a), (b) or
(c) in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriter from the offering of the Offered Bonds or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in subsection (a) above but also the relative fault of the Company on the one hand and of the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting underwriting discounts and commissions but before deducting expenses) to the Company bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of the Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.


         The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in subsection (a) of this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable to the Company on grounds of policy or otherwise, the Company and the Underwriter shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) to which the Company and the Underwriter may be subject in such proportion so that the Underwriter is responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Offered Bonds and the Company is responsible for the balance; provided, however, that in no case shall the Underwriter be responsible for any amount in excess of the underwriting discount applicable to the Offered Bonds purchased by the Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.



                 SECTION 10. Survival of Certain Representations and Obligations. Any other provision of this Underwriting Agreement to the contrary notwithstanding, (a) the indemnity and contribution agreements contained in Section 9 hereof and the representations and warranties and other agreements of the Company contained in this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter or by or on behalf of the Company, its directors or officers or the persons controlling the Company and (ii) acceptance of and payment for the Offered Bonds and (b) the indemnity and contribution agreements contained in Section 9 hereof shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.



                 SECTION 11. Termination. This Underwriting Agreement shall be subject to termination by notice given by the Underwriter to the Company if
(a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange by the New York Stock Exchange, the Commission or any other governmental authority, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the New York Stock Exchange, the Commission or other governmental authority, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any material outbreak or escalation of hostilities or any calamity or crisis that, in the judgment of the Underwriter, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in the reasonable judgment of the Underwriter, impracticable to market the Offered Bonds. This Underwriting Agreement shall also be subject to termination, upon notice by the Underwriter as provided above, if, in the judgment of the Underwriter, the subject matter of any amendment or supplement (prepared by the Company) to the Prospectus (except for information relating solely to the manner of public offering of the Offered Bonds, to the activity of the Underwriter or to the terms of the Offered Bonds) filed or issued after the effectiveness of this Underwriting Agreement by the Company shall have materially impaired the marketability of the Offered Bonds. Any termination hereof, pursuant to this Section 11, shall be without liability of any party to any other party, except as otherwise provided in paragraph (a)(v) of Section 6 and in Section 9 hereof.


                 SECTION 12. Miscellaneous. THIS UNDERWRITING AGREEMENT SHALL BE A NEW YORK CONTRACT AND ITS VALIDITY AND INTERPRETATION SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Underwriting Agreement may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. This Underwriting Agreement shall become effective at the time a fully executed copy thereof is delivered to the Company and the Underwriter. This Underwriting Agreement shall inure to the benefit of each of the Company and the Underwriter and, with respect to the provisions of Section 9 hereof, each director, officer and controlling person referred to in Section 9 hereof, and their respective successors. Should any part of this Underwriting Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Underwriting Agreement had been executed with the invalid portion thereof eliminated. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such purchaser, of any Offered Bonds from the Underwriter.


                 SECTION 13. Notices. All communications hereunder shall be in writing and, if to the Underwriter, shall be mailed or delivered to Bear, Stearns & Co. Inc. at the address set forth at the beginning of this Underwriting Agreement (to the attention of Managing Director, Corporate Finance Division), if to the Company, shall be mailed or delivered to it at 3100 West Big Beaver Road, Troy, Michigan 48040, Attention: Executive Vice President and Chief Financial Officer, and if to the Issuer, shall be mailed or delivered to it at c/o Pine Street Capital Corporation, 750 Old Hickory Boulevard, Two Brentwood Commons, Suite 150, Brentwood, Tennessee 37027.

                 If the foregoing is in accordance with your understanding of this agreement, please sign and return a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement by and among Kmart Corporation, FGHK, Inc. and Bear, Stearns & Co. Inc.


                                                Very truly yours,

                                                KMART CORPORATION


                                                By:_____________________________
                                                   Name:
                                                   Title:

                                                FGHK, INC.


                                                By:_____________________________
                                                   Name:
                                                   Title:

Accepted as of the date
first above written:

BEAR, STEARNS & CO. INC.

By:________________________________
   Name:
   Title:

                        FORM OF OPINION OF LOCAL COUNSEL



                         [Letterhead of local counsel]


To Persons Listed on Schedule A
     Attached Hereto

                Re:  Kmart Secured Lease Bonds

Ladies and Gentlemen:

  We have acted as special [State] counsel to Shawmut Bank Connecticut National Association [Society National Bank] ("Shawmut" or "Society" [and ____________]), not in its [their] individual capacity except as expressly stated therein, but solely as Owner Trustee (in such capacity, the "Borrower") under the Trust Agreement or Trust Agreements (each a "Trust Agreement") dated as of December 15, 1993, with RETRAM, Inc. (the "Owner Participant") in connection with:

        (i) the issuance by the Borrower of its Series A Note, Series B Note and Series C Note dated March __, 1994 (collectively, the "Notes") under and pursuant to a certain First Supplemental and Restated Trust Indenture, Assignment of Lease and Rents and Security Agreement (the "Note Indenture") between the Borrower and The Bank of New York ("BONY"), as Note Trustee (in such capacity, the "Lender");

        (ii) the granting by the Borrower of certain Mortgages (hereinafter defined); and

        (iii) the execution and delivery of that certain Lease dated December 15, 1993 between the Borrower, as Landlord, and Kmart Corporation ("Kmart"), as Tenant, as amended on March __, 1994 (the "Lease").

        In connection therewith, we have reviewed forms of the documents (collectively, the "Documents") identified in numbers 1-11 following:

        1. The Trust Agreement;

        2. The Notes;

        3. The [Mortgage] [Deed of Trust] [Deed to Secure Debt] and Security Agreement (the "Mortgage") from the Borrower, to the Lender, dated December 15, 1993 encumbering certain real and personal property (the "Property");

        4. The Uniform Commercial Code Financing Statements made by the Borrower, as debtor, and the Lender, as secured party (the "Fixture Filing");

        5. The Note Indenture;

        6. The Lease;

        7. Assignment of Rights dated December 15, 1993 by Borrower to Lender (the "Lease Assignment");

        8. The Agreement for Purchase of Real Estate, dated as of December 15, 1993 by and among Kmart, the Owner Participant, FGHK, Ltd. (the "Remainder Purchaser"), the Borrower, Shawmut, as New York Remainder Owner Trustee, Society National Bank, as Ohio Owner Trustee and Society National Bank as Ohio Remainder Owner Trustee;

        9. Three Party Agreement dated as of December 15, 1993, between Kmart as Tenant, the Remainder Purchaser, and the Borrower;

        10. The Option and Estate for Years Agreement dated as of December 15, 1993 between Borrower, as Optionee, and the Remainder Purchaser, as optionor (the "Option");

        11. The Amended and Restated Master Indemnification Agreement dated March __, 1994 by and among Kmart, in its individual capacity as owner trustee and as the Owner Participant, the Remainder Purchaser, Shawmut, the Remainder Owner Trustee, Society, in its individual capacity and as the Ohio Owner Trustee and the Ohio Remainder Owner Trustee, Bankers Trust Company, BONY, in its individual capacity and Note Trustee and not in its individual capacity, but as Bond Trustee (in such capacity, the "Bond Trustee") and the Bondholders referred to therein; and

        12. Consent and Agreement dated March, 1994 between Kmart, Borrower and Lender.

        We have also reviewed forms of the documents (collectively, the "Assignment Documents") identified in numbers 1-2 following:

        1. The Assignment Agreement from the Note Trustee to the Bond Trustee (the "Assignment"); and

        2. The UCC-3 Assignment of the Fixture Filing from the Lender to the Note Trustee.

        We also have examined and, to the extent we have deemed proper, relied upon certain certificates, originals or copies certified to our satisfaction, of public officials and the Borrower, and such other documents we deemed necessary to make the opinions set forth below.

        We have not made or undertaken to make any investigation as to factual matters or as to the accuracy or completeness of any representation, warranty, data or any other information, whether written or oral, that may have been made by or on behalf of the parties to the Documents or otherwise (but have no actual knowledge of the inaccuracy or incompleteness of any of the same), and we assume, in giving this opinion, that none of such information, if any, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances in which they are made, not misleading.

        With your permission, we have also assumed in rendering this opinion that:

                a. The Borrower is duly organized, validly existing and in good standing under the laws of the State of ________ and has all requisite power and all material governmental licenses, authorizations, consents and approvals necessary to own and operate its Property and the Borrower has been qualified to do business in the state in which its Property is located.

                b. The Documents have been duly executed and delivered by the Borrower and by all other parties thereto.

                c.  The Borrower owns the Property covered by the Mortgage.

                d. Each of the Documents (other than the Mortgage) executed by the Borrower constitutes a legal, valid and binding obligation of such person or entity under the governing law specified therein, if governed by the laws of a State other than [State].

                e. The Assignment Documents have been duly executed and delivered by all parties thereto, and the execution, delivery and performance thereof is within the powers of each such party and has been authorized by all appropriate action of such party, which is duly organized, validly existing and in good standing under the laws of the State of its formation.

         Based upon the foregoing, it is our opinion that:

        1. Neither the Lender nor the Bond Trustee is required to pay any tax or be qualified to do business or file any designation for service of process or file any reports in the State of [State] or comply with any statutory or regulatory rule or requirement applicable only to financial institutions chartered or qualified to do business in the State of [State] solely by reason of its execution and delivery or acceptance of the Mortgage or the other Documents or by any reason of its participation in any of the transactions under or contemplated by the Documents, including, without limitation, the purchase or holding of the Notes as contemplated thereby, the making and receipt of any payments pursuant thereto, and the validity and enforceability of, and the exercise of any right or remedy under or with respect to the Mortgage and the other Documents will not be affected by any failure to so qualify or file.

        2. No consent, approval or other authorization of, or registration, declaration or filing with, any [State] court or governmental agency or commission is required for the valid execution and delivery of any of the Documents or the Assignment Documents, or for the validity or enforceability thereof, or for the performance by the parties of their obligations thereunder, except for the due recordation or filing requirements set forth in paragraphs 6 and 7 hereof.

        3. The execution and delivery of the Documents, compliance with the provisions thereof and the consummation of the transactions therein contemplated will not result in (a) a breach or violation of any law or governmental rule or regulation applicable to the parties thereto now in effect or (b) the creation or imposition of any lien, claim or encumbrance (other than the liens created by the Documents) upon the respective property or revenues of the parties thereto.

        4. The Documents are legal, valid and binding instruments enforceable by the Bond Trustee against the Borrower and the Mortgaged Property (as defined in the Mortgage) in accordance with their respective terms, except as such enforceability may be limited (a) by applicable bankruptcy, insolvency, reorganization, moratorium or similar debtor relief laws, (b) by the application of equitable principles (whether such enforcement is sought by proceedings in equity or at law) and (c) in that certain of the remedial provisions of the Mortgage may be limited by applicable law, provided that such limitations do not make the remedies provided for in the Mortgage inadequate for the practical realization of the benefits of the security intended to be afforded thereby. Each of the Documents which provides for its governing law to be the law of the State of New York would, if governed by the laws of the State of [State] constitute a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to the exceptions noted in the preceding sentence.

        5. The transactions contemplated and payments made and to be received pursuant to the Documents do not violate the usury laws of the State of [State].

        6. The Mortgage, the Lease Assignment and the Assignment are each in form satisfactory for recording in the [Office of the County Recorder] of [______] County in the State of [State] and upon such recordation shall constitute a perfected security interest in and a perfected lien upon the property or rights described therein, including, without limitation, the Rents (as such term is defined in the Note Indenture) in each case in favor of the Bond Trustee. No other recordation or filing is required to perfect or preserve such interest or lien.

        7. The Mortgage creates a security interest in the Fixtures (as defined in the Mortgage) and no financing or other statements are required to be filed to perfect such security interests under the Uniform Commercial Code of [State]. Upon the recordation or filing of the UCC-3 Assignment of the Fixture
Filing in the [office of the County Recorder] of [        ] County, State of
[State], the Bond Trustee shall have a perfected security interest and perfected lien upon the collateral described therein pursuant to the Uniform Commercial Code of [State].

        8. No fees, taxes or other charges, including, without limitation, intangible, documentary, stamp, mortgage, transfer or recording taxes or similar charges, are payable to the State of [State] or to any jurisdiction therein on account of the execution, delivery or ownership of the Notes, the Mortgage or the other Documents, the creation of the indebtedness evidenced or secured thereby, the creation of the liens and security interests thereunder, or the filing, recording or registration of the Mortgage or the Fixture Filing, except for nominal filing or recording fees.

        9. The Mortgage and Fixture Filing conform to all requirements of the laws of the State of [State]. Enforcement of the remedies provided in the Mortgage with respect to the Borrower thereunder or its property will not, except as expressly limited by the terms of the Mortgage, deprive any secured party of its right to seek a deficiency judgment nor will it limit the right of the Bond Trustee to foreclose on other security or collateral securing the Notes.

  10.  In connection with the remedies provided in the Mortgage:

        a. The exercise at any time and in any order of any remedies available against the property covered by the Uniform Commercial Code as adopted by the State of [State] or the other Property will not be affected by, nor will the exercise at any time of such remedies affect, the exercise of any remedies relating to the Land and Improvements (as such terms are defined in the Mortgage), unless the Notes and Mortgage have been paid and performed in full.

        b. The exercise of any remedies with respect to any security or collateral located outside of the State of [State] securing the Notes will not affect or limit the Bond Trustee's ability to foreclose against, or exercise any other remedies with respect to, the Property, except to the extent that the fair value of such security or collateral so sold or disposed of has been appropriately applied to the payment of the Notes, or unless the Notes have been paid and performed in full.

        c. There is no "one form of action" or similar law in the State of [State] which would limit the Bond Trustee or any other secured party to choosing only one remedy to enforce their rights under the Mortgage and the other Documents.

        11. After a sale of the Premises (as defined in the Mortgage) through foreclosure, power of sale or otherwise, by or for the Lender, the Bond Trustee may exercise any rights and options accorded to the Borrower pursuant to the Option, as owner of the Premises.

        We are admitted to practice only in the State of          , and the
foregoing opinions are limited to the laws of said State and the federal laws of the United States of America.


                                        Very truly yours,

                                   Schedule A

                                   Schedule B